UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison / Claymore Covered Call Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive

Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Madison / Claymore Covered Call Fund

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SemiAnnual Report June 30, 2006 (unaudited)
	Madison/Claymore Covered Call Fund	MCN

www.madisonclaymore.com

… your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.madisonclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Investment Advisors and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Dear Shareholder |

We are pleased to submit the semiannual shareholder report for the Madison/Claymore Covered Call Fund (the “Fund”). This report covers performance for the six-month period ended June 30, 2006. As you may know, the Fund’s investment objective is to provide a high level of current income and current gains with a secondary objective of long-term capital appreciation. The Fund pursues these objectives by investing in a portfolio of what the Investment Manager believes to be high-quality, large-capitalization stocks that are trading at reasonable valuations in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.

Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., is the Fund’s Investment Manager. Founded in 1974, Madison is an independently owned firm that acts as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies and mutual funds. Madison and its subsidiaries managed approximately $10 billion in assets as of June 30, 2006.

In the six month period ended June 30, 2006, the Fund generated a negative total return of 4.43% on a market value basis. This represents a change in market price to $13.51 on June 30, 2006 from $14.80 on December 31, 2005, plus the payment of dividends. The Fund produced a total return of 0.35% at net asset value (“NAV”). This represents a change in NAV to $14.14 on June 30, 2006 from $14.74 at the start of the period, plus the payment of dividends. The Fund paid quarterly dividends of $0.33 per share during the period. The most recent distribution was paid on May 31, 2006 and represented an annualized distribution rate of 9.77% based on the Fund’s market price of $13.51 on June 30, 2006.

As you may be aware, the Fund has distributed, along with its quarterly distributions, notices of the source of the Fund’s distributions. These notices are required by Section 19 of the Investment Company Act of 1940. The Fund currently does not anticipate that any of the distributions paid during the 2006 calendar year will be classified as a return of capital for tax purposes. The Fund has adopted a policy such that the quarterly distributions would consist of ordinary income, which consists of net investment income and short-term capital gains. The final determination of the source of the 2006 distributions, however, will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

SemiAnnual Report | June 30, 2006 | 3

MCN | Madison/Claymore Covered Call Fund | Dear Shareholder continued

The Fund’s market price is trading at a discount to its NAV. This discount from NAV highlights the fact that many closed-end funds have fallen out of favor with investors since the Fund’s launch. However, we believe that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”) that is described in detail on page 20 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of this report on page 5. You will find information on Madison’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on their views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.madisonclaymore.com.

Sincerely,

Nicholas Dalmaso
Madison/Claymore Covered Call Fund

4 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Questions & Answers |

We at Madison Asset Management LLC are pleased to address the progress of our Fund, the Madison/Claymore Covered Call Fund (“MCN”) for the period ending June 30, 2006. Introduced in July of 2004, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at a reasonable price with respect to their long-term earnings growth rates. Our option-writing strategy has provided a steady income return from option premiums which help achieve our goal of providing enhanced risk-adjusted returns with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, (“MAM”) a wholly owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages over $10 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets.

Please tell us about what happened in the market during the first half of 2006?

In the first four months of 2006, the market was strong and the leadership continued to come from the most economically sensitive sectors (energy, industrials and materials.) From May through June, defensive sectors (utilities and consumer staples) outperformed. In addition, more speculative investments such as emerging market equities and commodities performed well early in the period as investors perceived the Federal Reserve Board (the “Fed”) would take a more growth-friendly stance. However, the Fed raised rates for the 16th consecutive time in early May in response to concerns of rising inflation and a slower economy. Fed Chairman Bernanke’s comments caused a frantic market to move away from speculative investments in a flight to quality. As of June 30, 2006, despite the Standard & Poor’s 500 (“S&P 500”) being up over 6% at its May peak, the S&P 500 appreciated just 1.8% and posted a total return of 2.7% for the full six-month period.

How did the Fund perform given the marketplace conditions during the first half of 2006?

We are pleased to report that MCN generated enough income in the first half of 2006 to return $0.66 per share to our shareholders in dividends. We continued to find opportunities to write calls at attractive premiums. The Fund’s NAV (net asset value per share) did decline $0.60 in the first half of 2006 from $14.74 to $14.14, including the payment of dividends. This represented a total return at NAV of 0.35%, including the payment of dividends. As mentioned previously, the top performing sectors during the period were of a more cyclical nature while MCN is invested in what we believe to be consistent growth, reasonably priced stocks. In tandem with the market decline, MCN traded at a discount to NAV for the majority of the period, dipping to its widest discount of 7.08 % on May 26, 2006. By the end of the semiannual period, MCN’s discount had rebounded to 4.46% ($13.51 market price versus $14.14 NAV). The total return on a market price basis for the Fund was -4.43%, including the reinvestment of dividends for the six months ended June 30, 2006.

Since MCN’s inception in July 2004, its NAV has fallen a moderate $0.19 per share. However, the Fund has paid $2.28 per share in dividends resulting in a 15.05% total return, compared to a 16.1% increase for the CBOE BuyWrite (“BXM”) Index during the same period. Thus, we believe that the Fund has achieved solid results over its first 23 months of operation, providing us with considerable confidence in meeting MCN’s longer term goals. We are also pleased that the Fund continued to pay a $0.33 per share quarterly dividend distribution, which was increased from $0.30 in 2005. Of course this level of income cannot be guaranteed in the future.

Will you describe the Fund’s portfolio equity and option structure?

As of June 30, 2006, the Fund held 54 common stocks, comprising 97% of total net assets. During the first half of the year, the Fund’s managers have received premiums for written options of $17.7 million, which had an average duration to their option expiration dates of 5.2 months. As of June 30, 2006, MCN had 101 outstanding written (sold) stock options, of which 74 (73%) were “out-of-the-money,” meaning the stock price is below the strike price at which the shares would be called away. This provides the Fund with the opportunity to participate in a potential rally in the stock.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure was in the consumer discretionary sector, followed by the technology and health care sectors. We continued to keep the Fund absent from the materials and utilities sectors, but did take a small position in an energy company during the quarter (Apache, which represented 2.2% of long-term investments).

Will you please describe the Fund’s dividend policy?

The Fund declared $0.33 per share quarterly dividends in both February and May. At the Fund’s traded market price of $13.51 per share on June 30, 2006 and at the current quarterly rate of $0.33, our dividend yield was 9.77%. It is management’s objective that dividends during 2006 represent earned net income and short-term capital gains from option profits, and that the 2006 distributions will not include any return of capital. Fund management believes that a meaningful portion of the November dividend will be constituted by long-term capital gains. The final determination of the source of the 2006 distributions, however, will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

SemiAnnual Report | June 30, 2006 | 5

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

Please provide an overview of the Fund’s security and option selection process.

The Fund is managed by two teams of investment professionals. We like to think of these teams as a “right hand” and “left hand,” meaning they work together to make common stock and option decisions. We use fundamental analysis to select what we believe to be solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.

Madison Asset Management seeks to invest in a portfolio of common stocks that have favorable “PEG” ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy stays away from the “beat the street” objective, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call option writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Effective December 31, 2005, Madison Asset Management discontinued its consulting relationship with option investment expert, Richard Lehman of Lehman Investment Advisory.

What is management’s outlook for the market and the Fund for the remainder of 2006?

Looking ahead we are encouraged by early signs of a possible change in market leadership. We anticipate a slowing in the rate of corporate profit growth, yet still a record level of earnings. Corporate balance sheets remain strong and valuations appear attractive, both positive signals for the market. Many of the head-winds of the market should diminish as the Fed nears the end of their tightening cycle. We believe this environment should be favorable for our bottom-up investment philosophy of analyzing and investing in high-quality companies with strong business models and management teams, and purchasing stakes in these companies only when valuations are attractive.

MCN Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund’s prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

6 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Fund Summary | As of June 30, 2006 (unaudited)

Fund Statistics
Share Price	$13.51
Common Share Net Asset Value	$14.14
Premium/(Discount) to NAV	-4.46%
Net Assets ($000)	$268,344

Total Returns (Inception 7/28/04)	Market	NAV
Six Months	-4.43%	0.35%
One Year	-4.88%	3.77%
Since Inception – average annual	2.61%	7.56%

Sector Breakdown	% of Long-Term Investments
Consumer Discretionary	23.0%
Technology	21.2%
Health Care	20.5%
Financials	10.4%
Industrial	6.5%
Business Services	4.5%
Software	4.0%
Exchange Traded Funds	3.9%
Insurance	2.5%
Computers	2.3%

Top Ten Holdings	% of Long-Term Investments
Amgen, Inc.	3.9%
Nasdaq-100 Index Tracking Stock	3.9%
Lowe’s Cos., Inc.	3.8%
Home Depot, Inc.	3.7%
Bed Bath & Beyond, Inc.	3.6%
Intel Corp.	3.1%
Countrywide Financial Corp.	2.9%
Target Corp.	2.8%
Microsoft Corp.	2.7%
Medtronic, Inc.	2.5%

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Share Price & NAV Performance

Distributions to Shareholders

Portfolio Composition (% of Total Investments)

SemiAnnual Report | June 30, 2006 | 7

MCN | Madison/Claymore Covered Call Fund

Portfolio of Investments | June 30, 2006 (unaudited)

Number of Shares		Value
	Common Stocks – 97.1%
	Business Services 4.3%
100,000	Cintas Corp.	$3,976,000
80,000	First Data Corp.	3,603,200
70,000	Fiserv, Inc. (a)	3,175,200
40,000	Hewitt Associates, Inc.-Class A (a)	899,200

		11,653,600

	Consumer Discretionary – 22.3%
80,000	Abercrombie & Fitch Co.-Class A	4,434,400
170,000	American Eagle Outfitters, Inc.	5,786,800
285,000	Bed Bath & Beyond, Inc. (a)	9,453,450
70,000	Coach, Inc. (a)	2,093,000
27,500	Family Dollar Stores, Inc.	671,825
70,000	Harley-Davidson, Inc.	3,842,300
270,000	Home Depot, Inc.	9,663,300
60,000	Kohl’s Corp. (a)	3,547,200
165,000	Lowe’s Cos., Inc.	10,010,550
64,000	Ross Stores, Inc.	1,795,200
150,000	Target Corp.	7,330,500
38,500	Williams-Sonoma, Inc.	1,310,925

		59,939,450

	Computers – 2.3%
250,000	Dell, Inc. (a)	6,115,000

	Energy – 1.2%
40,000	Transocean, Inc. (a)	3,212,800

	Exchange Traded Funds – 3.8%
260,000	Nasdaq-100 Index Tracking Stock	10,077,600

	Financials – 10.1%
55,000	Capital One Financial Corp.	4,699,750
120,000	Citigroup, Inc.	5,788,800
201,000	Countrywide Financial Corp.	7,654,080
50,000	Merrill Lynch & Co., Inc.	3,478,000
85,000	Morgan Stanley Co.	5,372,850

		26,993,480

	Health Care – 19.9%
155,000	Amgen, Inc. (a)	10,110,650
120,000	Biogen Idec, Inc. (a)	5,559,600
185,000	Biomet, Inc.	5,788,650
136,200	Boston Scientific Corp. (a)	2,293,608
100,000	Community Health Systems, Inc. (a)	3,675,000
270,000	Health Management Associates, Inc.-Class A	5,321,700
140,000	Medtronic, Inc.	6,568,800
160,000	Patterson Cos., Inc. (a)	5,588,800
67,600	Pfizer, Inc.	1,586,572
50,000	Stryker Corp.	2,105,500
5,000	Waters Corp. (a)	222,000
82,000	Zimmer Holdings, Inc. (a)	4,651,040

		53,471,920

	Industrial – 6.3%
85,000	Apache Corp.	5,801,250
233,530	FLIR Systems, Inc. (a)	5,347,837
70,000	United Parcel Services Corp.-Class B	5,763,100

		16,912,187

	Insurance – 2.4%
100,000	MGIC Investment Corp.	6,500,000

	Software – 3.9%
320,000	Check Point Software Technologies Ltd. (Israel) (a)	5,625,600
316,000	Symantec Corp. (a)	4,910,640

		10,536,240

	Technology – 20.6%
254,000	Altera Corp. (a)	4,457,700
350,000	Applied Materials, Inc.	5,698,000
280,500	Cisco Systems, Inc. (a)	5,478,165
156,800	EBAY, Inc. (a)	4,592,672
452,500	Flextronics International Ltd. (Singapore) (a)	4,805,550
8,000	Google, Inc.-Class A (a)	3,354,640
90,000	Hewlett-Packard Co.	2,851,200
427,000	Intel Corp.	8,091,650
130,000	Linear Technology Corp.	4,353,700
90,000	Maxim Integrated Products	2,889,900
300,000	Microsoft Corp.	6,990,000
70,000	Xilinx, Inc.	1,585,500

		55,148,677

	Total Long Term Investments – 97.1% (Cost $276,597,878)	260,560,954

See notes to financial statements.

8 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments (unaudited) continued

Par Value		Value
	Short-Term Investments – 7.7%
	Money Market Funds 0.0%
1,035	AIM Liquid Assets Money Market Fund (Cost $1,035)	$1,035

	Repurchase Agreement – 4.8%
12,893,000	Morgan Stanley Co. (issued 06/30/06, yielding 4.40%; collateralized by $13,430,000 par of U.S. Treasury Notes due 01/15/15; to be sold on 07/03/06 at $12,897,727) (Cost $12,893,000)	12,893,000

	U.S. Government and Agencies – 2.9%
7,747,000	U.S. Treasury Note (yielding 4.35%, maturity 08/03/06) (Cost $7,715,948)	7,715,948

	Total Short-Term Investments (Cost $20,609,983)	20,609,983

	Total Investments – 104.8% (Cost $297,207,861)	281,170,937
	Liabilities in excess of other assets (0.1%)	(232,048)
	Total Value of Options Written (4.7%)	(12,595,348)

	Net Assets – 100.0%	$268,343,541

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 9

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Value
500	Abercrombie & Fitch Co.	November 2006	$60.00	$150,000
300	Abercrombie & Fitch Co.	January 2007	55.00	184,500
600	Altera Corp.	September 2006	20.00	21,000
1,120	Altera Corp.	January 2007	20.00	123,200
800	American Eagle Outfitters, Inc.	January 2007	25.00	828,000
900	American Eagle Outfitters, Inc.	January 2007	27.50	756,000
200	Amgen, Inc.	July 2006	75.00	1,000
400	Amgen, Inc.	January 2007	70.00	136,000
400	Amgen, Inc.	January 2007	72.50	101,000
200	Amgen, Inc.	January 2007	75.00	35,000
275	Apache Corp.	January 2007	60.00	342,375
225	Apache Corp.	January 2007	70.00	146,250
350	Apache Corp.	January 2007	75.00	152,250
300	Applied Materials, Inc.	July 2006	18.00	1,500
2,130	Applied Materials, Inc.	January 2007	17.50	234,300
1,070	Applied Materials, Inc.	January 2007	20.00	45,475
1,100	Bed Bath & Beyond, Inc.	August 2006	37.50	13,750
1,000	Bed Bath & Beyond, Inc.	November 2006	37.50	80,000
950	Biogen Idec, Inc.	January 2007	45.00	560,500
250	Biogen Idec, Inc.	January 2007	50.00	85,000
1,850	Biomet, Inc.	July 2006	37.50	9,250
362	Boston Scientific Corp.	November 2006	22.50	10,860
200	Boston Scientific Corp.	January 2007	22.50	9,000
200	Capital One Financial Corp.	September 2006	85.00	86,000
200	Capital One Financial Corp.	January 2007	85.00	147,000
1,000	Check Point Software Technologies Ltd. (Israel)	July 2006	22.50	5,000
850	Check Point Software Technologies Ltd. (Israel)	January 2007	20.00	61,625
1,150	Check Point Software Technologies Ltd. (Israel)	January 2007	22.50	28,750
193	Cintas Corp.	August 2006	45.00	965
400	Cintas Corp.	November 2006	40.00	94,000
1,300	Cisco Systems, Inc.	July 2006	20.00	35,750
1,505	Cisco Systems, Inc.	January 2007	22.50	109,112
300	Citigroup, Inc.	September 2006	47.50	59,250
700	Coach, Inc.	January 2007	30.00	227,500
216	Community Health Systems, Inc.	September 2006	40.00	9,180
501	Community Health Systems, Inc.	January 2007	40.00	81,413
400	Countrywide Financial Corp.	July 2006	35.00	132,000
1,510	Countrywide Financial Corp.	January 2007	37.50	581,350
100	Countrywide Financial Corp.	January 2007	40.00	25,750
1,500	Dell, Inc.	August 2006	30.00	7,500
400	Dell, Inc.	November 2006	25.00	65,000
400	Dell, Inc.	November 2006	27.50	28,000
200	Dell, Inc.	January 2007	27.50	20,000
400	EBAY, Inc.	January 2007	35.00	65,000
1,150	EBAY, Inc.	January 2007	42.50	43,125
275	Family Dollar Stores, Inc.	July 2006	25.00	7,563
500	First Data Corp.	August 2006	42.50	170,000
300	First Data Corp.	August 2006	45.00	50,250
370	Fiserv, Inc.	January 2007	45.00	140,600
227	Flextronics International Ltd. (Singapore)	July 2006	12.50	1,135
3,900	Flextronics International Ltd. (Singapore)	January 2007	12.50	214,500
2,335	FLIR Systems, Inc.	January 2007	27.50	215,987
80	Google, Inc.	January 2007	380.00	578,400
300	Harley-Davidson, Inc.	November 2006	55.00	121,500
400	Harley-Davidson, Inc.	January 2007	50.00	320,000
600	Hewlett-Packard Co.	January 2007	30.00	252,000
300	Hewlett-Packard Co.	January 2007	32.50	85,500
230	Health Management Associates, Inc.	August 2006	22.50	3,450
500	Home Depot, Inc.	August 2006	40.00	7,500
1,100	Home Depot, Inc.	August 2006	42.50	8,250
250	Intel Corp.	July 2006	25.00	1,250
700	Intel Corp.	October 2006	20.00	50,750
1,000	Intel Corp.	January 2007	20.00	117,500
500	Intel Corp.	January 2007	22.50	23,750
300	Kohl’s Corp.	July 2006	45.00	427,500
300	Kohl’s Corp.	July 2006	50.00	279,000
100	Linear Technology Corp.	August 2006	37.50	750
1,200	Linear Technology Corp.	November 2006	37.50	87,000
500	Lowe’s Cos., Inc.	July 2006	65.00	6,250
550	Lowe’s Cos., Inc.	July 2006	70.00	2,750

See notes to financial statements.

10 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Value
600	Lowe’s Cos., Inc.	January 2007	$65.00	$183,000
300	Maxim Integrated Products	January 2007	35.00	63,750
300	Maxim Integrated Products	January 2007	40.00	24,000
1,400	Medtronic, Inc.	January 2007	50.00	269,500
200	Merrill Lynch & Co., Inc.	July 2006	70.00	29,000
20	Merrill Lynch & Co., Inc.	January 2007	70.00	10,200
750	MGIC Investment Corp.	September 2006	65.00	202,500
600	Microsoft Corp.	January 2007	22.00	157,500
200	Microsoft Corp.	January 2007	22.50	45,500
600	Morgan Stanley Co.	July 2006	60.00	210,000
250	Morgan Stanley Co.	January 2007	65.00	92,500
1,960	Nasdaq-100 Index Tracking Stock	July 2006	40.00	34,300
1,200	Patterson Cos., Inc.	July 2006	35.00	81,000
390	Patterson Cos., Inc.	October 2006	35.00	82,875
10	Patterson Cos., Inc.	October 2006	40.00	450
427	Pfizer, Inc.	September 2006	27.50	3,203
342	Ross Stores, Inc.	August 2006	27.50	58,140
200	Ross Stores, Inc.	August 2006	30.00	10,500
98	Ross Stores, Inc.	November 2006	30.00	14,455
400	Stryker Corp.	December 2006	45.00	95,000
500	Symantec Corp.	July 2006	17.50	2,500
500	Symantec Corp.	July 2006	20.00	2,500
2,016	Symantec Corp.	January 2007	20.00	70,560
600	Target Corp.	July 2006	55.00	3,000
600	Target Corp.	July 2006	57.50	3,000
400	Transocean, Inc.	November 2007	75.00	436,000
200	United Parcel Services Corp.	July 2006	75.00	153,000
500	United Parcel Services Corp.	July 2006	80.00	142,500
50	Waters Corp.	August 2006	40.00	25,500
385	Williams-Sonoma, Inc.	August 2006	40.00	3,850
300	Xilinx, Inc.	January 2007	25.00	51,000

	Total Value of Call Options Written (Premiums received $ 17,240,965)			$11,673,398

Contracts (100 shares per contract)	Put Options Written(a)	Expiration Date	Exercise Price	Value
120	American Eagle Outfitters, Inc.	January 2007	$20.00	$3,000
600	American Eagle Outfitters, Inc.	January 2007	22.50	28,500
400	EBAY, Inc.	January 2007	32.50	196,000
400	EBAY, Inc.	January 2007	37.50	342,000
266	EBAY, Inc.	January 2007	42.50	352,450

	Total Value of Put Options Written (Premiums received $ 546,625)			921,950

	Total Options Written (Premiums received $ 17,787,590)			$12,595,348

(a)	Non-income producing security.

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 11

MCN | Madison/Claymore Covered Call Fund

Statement of Assets and Liabilities | June 30, 2006 (unaudited)

Assets
Total investments (cost $297,207,861)	$281,170,937
Cash	59,730
Dividends and interest receivable	42,273
Other assets	18,244

Total assets	281,291,184

Liabilities
Options written, at value (premiums received of $17,787,590)	12,595,348
Payables:
Investment advisory fee	110,832
Investment management fee	110,832
Other affiliates	15,010
Trustees’ fees	1,805
Accrued expenses and other liabilities	113,816

Total liabilities	12,947,643

Net Assets	$268,343,541

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 18,973,609 shares issued and outstanding	$189,736
Additional paid-in capital	271,308,017
Accumulated net realized gain on investments and options transactions	19,917,716
Net unrealized depreciation on investments and options transactions	(10,844,682)
Distributions in excess of net investment income	(12,227,246)

Net Assets	$268,343,541

Net Asset Value

(based on 18,973,609 common shares outstanding)	$14.14

See notes to financial statements.

12 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Statement of Operations | For the six months ended June 30, 2006 (unaudited)

Investment Income
Interest	$1,162,137
Dividends	834,534

Total income		$1,996,671

Expenses
Investment advisory fee	687,789
Investment management fee	687,789
Professional fees	95,918
Trustees’ fees and expenses	64,674
Printing expenses	40,940
Fund accounting	34,950
Administrative fee	33,990
Custodian fee	28,308
Transfer agent fee	19,674
NYSE listing fee	13,979
Insurance	12,933
Other	8,253

Total expenses		1,729,197

Net investment income		267,474

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		7,889,292
Options		8,590,128
Net change in unrealized appreciation (depreciation) on:
Investments		(18,706,318)
Options		3,214,281

Net realized and unrealized gain on investments and options transactions		987,383

Net Increase in Net Assets Resulting from Operations		$1,254,857

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 13

MCN | Madison/Claymore Covered Call Fund

Statement of Changes in Net Assets |

	For the Six Months Ended June 30, 2006 (unaudited)	For the Year Ended December 31, 2005
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$267,474	$(430,424)
Net realized gain on investments and options	16,479,420	27,915,922
Net unrealized appreciation (depreciation) on investments and options	(15,492,037)	(10,362,177)

Net increase in net assets resulting from operations	1,254,857	17,123,321

Distributions to Shareholders
In excess of net investment income	(12,494,720)	(24,629,048)

Capital Share Transactions
Reinvestment of dividends	1,239,408	5,559,953

Total increase (decrease) in net assets	(10,000,455)	(1,945,774)
Net Assets:
Beginning of period	278,343,996	280,289,770

End of period (including distributions in excess of net investment income of ($12,227,246) and $0, respectively.)	$268,343,541	$278,343,996

See notes to financial statements.

14 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Financial Highlights |

	For the Six Months Ended June 30, 2006 (unaudited)		For the Year Ended December 31, 2005	For the Period July 28, 2004* through December 31, 2004
Net asset value, beginning of period	$14.74		$15.14	$14.33	(a)

Investment operations
Net investment income (loss)(b)	0.01		(0.02)	(0.02)
Net realized and unrealized gain on investments and options	0.05		0.94	1.16

Total from investment operations	0.06		0.92	1.14

Distributions in excess of net investment income	(0.66)		(1.32)	(0.30)

Offering expenses charged to paid-in-capital	—		—	(0.03)

Net asset value, end of period	$14.14		$14.74	$15.14

Market value, end of period	$13.51		$14.80	$14.90

Total investment return(c)
Net asset value	0.35%		6.36%	7.80%
Market value	-4.43%		8.49%	1.35%
Ratios and supplemental data
Net assets end of period (thousands)	$268,344		$278,344	$280,290
Ratio of expenses to average net assets	1.26	%(d)	1.27%	1.24	%(d)
Ratio of net investment income (loss) to average net assets	0.19	%(d)	(0.16%)	(0.36	%)(d)
Portfolio turnover	45%		109%	33%

*	Commencement of investment operations.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 15

MCN | Madison/Claymore Covered Call Fund

Notes to Financial Statements | (unaudited)

Note 1	– Organization:

Madison/Claymore Covered Call Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady production of option premiums. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2	– Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a)	Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c)	Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. Once an option is assigned, expired, or exercised the Fund has 20 business days to write additional options to meet the 80% test. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d)	Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

16 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund | Notes to Financial Statements (unaudited) continued

Note 3	– Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the “Investment Manager”), provide personnel, including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Funds average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Fund recognized expenses of approximately $34,000 and $35,000 respectively, for these services for the period ended June 30, 2006.

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4	– Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding written options as of June 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments
$297,304,400	$7,867,455	$(24,000,918)	$(16,133,463)

As of December 31, 2005, the tax component of undistributed ordinary income was $4,214,173.

For the period ended December 31, 2005, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets of $24,629,048 was ordinary income. The final determination of the source of the 2006 distributions for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099 DIV.

Note 5	– Investment Transactions and Options Written:

During the period ended June 30, 2006, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $141,286,934 and $109,032,426, respectively.

Transactions in option contracts during the period ended June 30, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	63,962	$15,741,109
Options written during the period	66,768	17,702,966
Options received from stock split	—	—
Options expired during the period	(36,680)	(7,841,831)
Options closed during the period	(3,456)	(1,118,961)
Options assigned during the period	(25,636)	(6,695,693)

Options outstanding, end of period	64,958	$17,787,590

Note 6	– Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 18,973,609 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended June 30, 2006	Period Ended December 31, 2005
Beginning Shares	18,889,180	18,513,442
Issuance of common shares	—	—
Shares issued through dividend reinvestment	84,429	375,738

Ending Shares	18,973,609	18,889,180

Note 7	– Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 8	– Subsequent Event:

On August 1, 2006, the Board of Trustees declared a quarterly dividend of $0.33 per common share. This dividend is payable August 31, 2006 to shareholders of record on August 15, 2006.

SemiAnnual Report | June 30, 2006 | 17

MCN | Madison/Claymore Covered Call Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.(1987-1997).	14	None.
Philip E. Blake Year of birth: 1944 1 South Pinckney Street Suite 501 Madison, WI 53703 Trustee	Since 2004	Private Investor; Managing Partner of Forecastle Inc. (2000-present).	1	Director, Madison Newspapers, Inc., Forecastle, Inc, Nemtes, Inc. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
James R. Imhoff, Jr. Year of birth: 1944 5250 East Terrace Drive Madison, WI 53718 Trustee	Since 2004	Chairman and CEO of First Weber Group.	1	Director, Park Bank. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	15	None.
Lorence Wheeler Year of birth: 1938 135 Sunset Blvd. Tabernash, CO 80478 Trustee	Since 2004	Formerly, President of Credit Union Benefits Services, Inc. and Pension Specialist for CUNA Mutual Group.	1	Director, Grand Mountain Bank FSB. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
Interested Trustees:
Frank E. Burgess† Year of birth: 1942 550 Science Drive Madison, WI 53711 Trustee and Senior Vice President	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. (1974-present) and Madison Asset Management, LLC	1	Director, Capital Bankshares, Inc., Outrider Foundation, Inc., and Santa Barbara Community Bankcorp. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
Nicholas Dalmaso†† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	17	None.

*	Address for all Trustees, unless otherwise noted:

2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

•	Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

•	Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Burgess is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

††	Mr. Dalmaso is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

18 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jay Sekelsky 550 Science Drive Madison, WI 53711 Year of birth: 1959 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President of Funds in the Mosaic family of funds and Madison Strategic Sector Premium Fund.

Kay Frank 550 Science Drive Madison, WI 53711 Year of birth: 1960 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.

Rita Bauer 550 Science Drive Madison, WI 53711 Year of birth: 1959 Vice President	Since 2004	Vice President of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC.

Ray DiBernardo 550 Science Drive Madison, WI 53711 Year of birth: 1962 Vice President	Since 2004	Vice President of Madison Investment Advisors, Inc. Previously, Vice President and Portfolio Manager, Concord Investment Company.

Deborah Pines 550 Science Drive Madison, WI 53711 Year of birth: 1973 Vice President	Since 2004	Director of Alternative Funds of Madison Investment Advisors, Inc. Previously, Senior Investigator, Chicago Board of Trade.

Melissa Nguyen Year of birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc.; Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005)

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.

SemiAnnual Report | June 30, 2006 | 19

MCN | Madison/Claymore Covered Call Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O Box 463, East Syracuse, New York, 10357-0463, Attention: Shareholder Services Department , Phone Number:(800) 701-8178.

20 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Investment Management Agreement Contract Re-approval | (unaudited)

On May 18, 2006, the Board of Trustees, including the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940), of the Madison/Claymore Covered Call Fund (the “Fund”) met to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Madison Asset Management, LLC (“Sub-Adviser”). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the “Advisory Agreements.”) As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board of Trustees also had previously received information since inception regarding performance and operating results of the Fund.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Board of Trustees in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board of Trustee’s analysis, but rather the Board of Trustees considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board of Trustees noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board of Trustees considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board of Trustees also considered the secondary market support provided by the Adviser to the Fund. The Board of Trustees reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board of Trustees considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, as well as its capabilities concerning its monitoring of the Sub-Adviser’s portfolio management team. Specifically, the Board of Trustees noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits, monitoring of compliance with policies and procedures and transactional and forensic testing. After considering these factors, the Board of Trustees concluded that the Adviser and its personnel were qualified to serve the Fund in an oversight capacity.

The Board of Trustees considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for 2005 and since inception (July 27, 2004 through April 25, 2006) and compared the Fund’s performance to the performance of a peer group of closed-end funds (“peer group of funds”). The peer group of funds included other closed-end funds that commenced operations after the Fund’s inception and write call options on individual common stocks. The Board of Trustees noted that the Fund’s investment results were consistent with the Fund’s investment objective and met expectations. The Board of Trustees also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board of Trustees concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board of Trustees compared the Fund’s advisory fee and expense ratio to the peer group of funds and to the advisory fee that the Adviser charged to other closed-end funds for which it serves as adviser. The Board of Trustees also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board of Trustees noted that the Fund’s expense ratio was in line with both the mean of the peer group of funds and the estimated expense ratio disclosed in the Fund’s prospectus. The Board of Trustees also considered that the advisory fee was at the median of the peer group of funds and concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurred in providing the services to the Fund and concluded that the Adviser’s profitability was not unreasonable.

The Board of Trustees considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board of Trustees considered the Adviser’s statement that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are not obtained though growth in assets. It was also noted that the advisory fee was structured based upon the anticipated size of the Trust when the fee was originally proposed. The Board of Trustees also considered the Adviser’s statement that it believes expenses relating to providing investment advisory services to the Fund will remain approximately the same over the next year. Therefore, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services to justify a breakpoint at the time that the Advisory Agreements were being reviewed.

The Board of Trustees considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue but concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board of Trustees also considered the receipt by the Adviser of payments from the Sub-Adviser through July 2006 in connection with the Fund’s initial offering. The Board of Trustees also considered the Adviser’s statement that it benefited from its association with the Sub-Adviser because of the Fund, which was recognized by Capital Link as being the most innovative new closed-end fund of 2004.

Investment Management Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board of Trustees considered the qualifications, experience, good reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. They also considered the depth of key personnel available to manage the portfolio. The Board of Trustees also considered the Sub-Adviser’s implementation of the strategy to write calls on at least 80% of the Fund’s equity securities. The Board of Trustees considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation through the Fund’s distribution of a dividend of 9.07% of income and outperformance of the Standard & Poor’s 500 Index and the CBOE BuyWrite Index (the “Relevant Indices”) for the year ended December 31, 2005 based on

SemiAnnual Report | June 30, 2006 | 21

MCN | Madison/Claymore Covered Call Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

net asset value. The Board of Trustees concluded that the Sub-Adviser was qualified to provide the services under the Investment Management Agreement.

In considering investment performance, the Board of Trustees reviewed the performance of the Fund and the peer group of funds for various periods of time. The Board of Trustees noted that the Fund’s investment performance on a net asset value basis had outperformed the Relevant Indices for the year ended December 31, 2005. They concluded that the Sub-Adviser’s investment performance met expectations. With respect to the market price performance, the Board of Trustees noted that from inception through 1st Quarter 2006 the Fund’s shares had traded at an average premium and, for the most part, had outperformed the peer group of funds.

The Board of Trustees reviewed the subadvisory fee paid by the Fund to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to other investment company clients for which the Sub-Adviser serves as adviser that have a covered call strategy. The Board of Trustees considered that the Fund’s subadvisory fee was lower than the Sub-Adviser’s two investment company clients’ advisory fees. The Board of Trustees concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Sub-Adviser received under the Investment Management Agreement and estimated allocated expenses of the Sub-Adviser in providing services under the Investment Management Agreement for the year ended December 31, 2005 and concluded that the Sub-Adviser’s profitability was not unreasonable.

The Board of Trustees reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grew and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board of Trustees considered the Sub-Adviser’s statement that the asset level of the closed-end Fund was relatively stable, that its expenses relating to providing the Fund services were expected to remain the same and that the Sub-Advisor thus did not anticipate any economies of scale with respect to the Fund. Given these factors, the Board of Trustees concluded that the Fund was unlikely to realize any significant economies of scale with respect to the sub-advisory services to justify a breakpoint at the time that the Investment Management Agreement was being reviewed.

The Board of Trustees considered other benefits available to the Sub-Adviser because of its relationship to the Fund and noted that the accounting services fees received by the Sub-Adviser from serving as accounting services provider to the Fund provided it with additional revenue, but concluded that the sub-advisory fee was reasonable considering any benefits from such accounting services agreement. The Board of Trustees also considered the Sub-Adviser’s use of soft dollars. The Board of Trustees noted the Sub-Adviser’s statement that it receives indirect benefits in the form of soft dollar arrangements, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser and also considered that the soft dollar credits generated by the Fund were a small fraction of the Sub-Adviser’s overall soft dollar credits. The Board of Trustees concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund. Accordingly, the Board of Trustees unanimously re-approved each Advisory Agreement.

22 | SemiAnnual Report | June 30, 2006

MCN | Madison/Claymore Covered Call Fund

Board of Trustees

Randall C. Barnes

Philip E. Blake

Frank Burgess*

Nicholas Dalmaso*

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Financial Officer, Chief

Accounting Officer and Treasurer

Frank Burgess

Senior Vice President

Jay Sekelsky

Vice President

Kay Frank

Vice President

Rita Bauer

Vice President

Ray DiBernardo

Vice President

Deborah Pines

Vice President

Melissa Nguyen

Secretary

Bruce Saxon

Chief Compliance Officer

Investment Manager

Madison Asset Management, LLC

550 Science Drive

Madison, WI 53711

Investment Adviser

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Administrator

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Madison/Claymore Covered Call Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Question concerning your shares of Madison/Claymore Covered Call Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 101 Barclay Street, New York, New York 10286 1-800-701-8178

This report is sent to shareholders of Madison/Claymore Covered Call Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In October 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principle executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principle executive and principle financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

MCN | Madison/Claymore Covered Call Fund

About the Fund Manager |

Madison Investment Advisors, Inc.

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages over $10 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

Investment Philosophy

Madison believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1.	Business model. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2.	Management. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3.	Proper valuation. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, IL 60532

MCN-SAR-0606

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a) (3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	September 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	September 1, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date:	September 1, 2006